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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 30, 2005
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                        Commission File Number 000-15862

                                GVC VENTURE CORP.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                   13-3018466
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                        (IRS Employer Identification No.)

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   The Chrysler Building, 405 Lexington Avenue, Suite 2600, New York, NY 10174
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                    (Address of principal executive offices)

        Registrant's telephone number including area code: (212) 907-6610

                                 Not applicable
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          (Former name or former address, if changed since last report)

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

Item 1.01 Entry into a Material Definitive Agreement.

         On June 27, 2005, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"), pursuant to which MergerCo is to merge with and into Cougar, with Cougar remaining as the surviving corporation and becoming a wholly owned subsidiary of the Company (the "Merger"). The Merger and Merger Agreement are discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) June 27, 2005 filed by the Company with the Securities and Exchange Commission on June 28, 2005, and the Merger Agreement was filed as Exhibit 2.1 to that Report.

         On October 7, 2005, the Company, MergerCo and Cougar entered into a First Amendment (the "First Amendment") to the Merger Agreement pursuant to which, among other things, Cougar agreed to increase the cash payment payable to the Company under Section 8.1(g) of the Merger Agreement to $10,000 for each month beyond September 30, 2005 that Cougar elects to extend the termination date of the Merger Agreement. Notwithstanding the foregoing, Cougar was not, without the consent of the Company, entitled to extend the termination date of the Merger Agreement beyond December 31, 2005. The First Amendment is discussed in the Company's Current Report on Form 8-K dated (date of earliest event reported) October 7, 2005, and a copy of the First Amendment was filed as
Exhibit 2.1(b) to that Report.

         On December 30, 2005, the Company, MergerCo and Cougar entered into a Second Amendment to the Merger Agreement (the "Second Amendment") pursuant to which (a) the parties agreed to extend the date after which the Company may terminate the Merger Agreement under Section 8(g) of the Merger Agreement to January 31, 2006, (b) Cougar is to pay the Company $20,000, of which $10,000 represents the fee payable for extending the Merger Agreement through January 31, 2006 and $10,000 represents an advance by Cougar of the fee payable by it in the event the Company terminates the Merger Agreement in accordance with Section 8.1(g) thereof provided that such termination fee is to be returned to Cougar if the Closing under the Merger Agreement occurs on or prior to January 31, 2006 and (c) the parties agreed to free each other from the covenant in Section 6.10 of the Merger Agreement to enable them to solicit or initiate discussions or negotiations with others concerning any merger, sale of capital stock, sale of substantial assets or other business combination provided that the Company may not execute a definitive agreement or complete a business combination with another person until the Merger Agreement has been terminated in accordance with
Section 8.1 of the Merger Agreement. A copy of the Second Amendment is attached to this Report as Exhibit 2.1(c), is incorporated herein by reference and the foregoing is qualified in its entirety by reference to the full text thereof.


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

Item 9.01   Financial Statements and Exhibits.

       (a)  Financial statements of business acquired:

            None.

       (b)  Pro forma financial information:

            None.

       (c)  Exhibits:

            2.1(a) Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 27, 2005, by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"). Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) June 27, 2005, File No. 000-15862.

            2.1(b) First Amendment, dated October 7, 2005, to the Merger Agreement by and among the Company, MergerCo and Cougar. Incorporated by reference to Exhibit 2.1(b) to the Company's Current Report on Form 8-K dated (date of earliest event reported) October 7, 2005, File No. 000-15862.

            *2.1(c) Second Amendment, dated December 30, 2005, to the Merger Agreement by and among the Company, MergerCo. and Cougar.

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            * Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 5, 2006

                             GVC VENTURE CORP.


                             By:  /s/ Bernard Zimmerman
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                                  Bernard Zimmerman
                                  Chairman of the Board of Directors, President, Chief Executive Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit Number    Description

2.1(a) Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 27, 2005, by and among the Company, GVC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("MergerCo"), and Cougar Biotechnology, Inc., a Delaware corporation ("Cougar"). Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated (date of earliest event reported) June 27, 2005, File No. 000-15862.

2.1(b) First Amendment, dated October 7, 2005, to the Merger Agreement by and among the Company, MergerCo and Cougar. Incorporated by reference to Exhibit 2.1(b) to the Company's Current Report on Form 8-K dated (date of earliest event reported) October 7, 2005, File No. 000-15862.

*2.1(c) Second Amendment, dated December 30, 2005, to the Merger Agreement by and among the Company, MergerCo. and Cougar.


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*Filed herewith.


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